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                                                                   EXHIBIT 10.73


                      TENTH AMENDMENT TO CREDIT AGREEMENT

          THIS TENTH AMENDMENT TO CREDIT AGREEMENT ("Tenth Amendment") is
                                                     ---------------
effective as of December 16, 1999, and is entered into by and among P-COM, INC., a Delaware corporation ("Borrower"); the financial institutions signatory hereto
                         --------
(each individually a "Lender" and collectively the "Lenders"); UNION BANK OF
                      ------                        -------
CALIFORNIA, N.A., for itself, as a Lender, as issuing bank (in such capacity,

"Issuing Bank"), and as administrative agent for Lenders (in such capacity,
-------------
"Agent"); and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (for
------
itself, as a Lender, and as syndication agent for Lenders (in such capacity,

"Syndication Agent").
------------------

                                    RECITALS
                                    --------

          A. Borrower, Lenders, Agent, Issuing Bank, and Syndication Agent have entered into that certain Credit Agreement dated as of May 15, 1998, as amended (collectively, the "Credit Agreement"), pursuant to which Agent, Syndication
                    ----------------
Agent, Issuing Bank, and Lenders agreed to provide financial accommodations to or for the benefit of Borrower upon the terms and conditions contained therein. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in the Credit Agreement shall be applied herein as defined or established therein.

          B. Issuing Bank has issued a Letter of Credit in the amount of $3,000,000 for the account of Borrower in favor of Banca Di Roma (the "Banca Di
                                                                       --------
Roma L/C"), which Letter of Credit is set to expire on December 17, 1999.
--------

          C. Borrower has requested that Agent, Syndication Agent, Issuing Bank, and Lenders consent to an extension to the expiration date of the Banca Di Roma L/C, and that the Issuing Bank issue such an extension, and Agent, Syndication Agent, Issuing Bank, and Lenders are willing to do so subject to the terms and conditions of this Tenth Amendment.

                                 AGREEMENT
                                 ---------

          NOW, THEREFORE, in consideration of the continued performance by Borrower of its promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lenders, Agent, and Syndication Agent hereby agree as follows:

          1.  Ratification and Incorporation of Credit Agreement and Other Loan
              -----------------------------------------------------------------
Documents.  Except as expressly modified under this Tenth Amendment, (a)
---------
Borrower hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Credit Agreement and the other Loan Documents, and (b) all of the terms and conditions set forth in the Credit Agreement and the other Loan Documents are incorporated herein by this reference as if set forth in full herein. Without limiting the generality of the foregoing, each of Borrower and each other Loan Party acknowledges and agrees that as of December 16, 1999, the sum of (i) the aggregate outstanding principal amount of all Loans, plus (ii) the aggregate outstanding Letter of
                               ----
Credit Usage was $29,981,880.43.  Each of Borrower and

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each other Loan Party represents that it has no offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to the amount of such Debt.

          2.  Amendments to Credit Agreement.
              ------------------------------

              The definition of "Revolving Commitment" is hereby deleted in its
                                 --------------------
entirety and the following is substituted in lieu  thereof:

                    "Revolving Commitment":  (a) $50,000,000, at all times prior
                     --------------------
          to August 15, 1999; (b) $40,000,000, at all times on and after August 15, 1999, and prior to October 15, 1999; (c) $30,000,000, at all times on and after October 15, 1999, and prior to December 16, 1999; and (d) $27,000,000, at all times on and after December 16, 1999, and prior to the Maturity Date, in each case as such amount may be further reduced
          (i) pursuant to Section 2.1(e) and (ii) by the amount of any Letters
                          --------------
          of Credit that expire and are not renewed during the period from April 21, 1999, through the Maturity Date.

          3.  Consent.  Notwithstanding any contrary term or provision set forth
              -------
in the Credit Agreement, (i) Agent and Lenders hereby consent, subject to the terms and conditions set forth herein, to the extension of the expiration date of the Banca Di Roma L/C from December 17, 1999, to January 15, 2000, and (ii) prior to the expiration of the Banca Di Roma L/C the Issuing Bank shall execute and deliver a letter of credit amendment or such other documentation necessary to effect such an extension.

          4.  Conditions to Effectiveness.  This Tenth Amendment shall become
              ---------------------------
effective on December 16, 1999 (the "Effective Date"), only upon satisfaction of
                                     --------------
each of the following conditions:

              (a) receipt by Agent of this Tenth Amendment duly executed by Borrower, Bank of America National Trust and Savings Association, as Syndication Agent and Lender, and Union Bank of California, N.A., as Agent and Lender;

              (b) receipt by Agent of the attached Guarantor Consents (individually, a "Guarantor Consent" and collectively, the "Guarantor
                  -----------------                         ---------
Consents"), duly executed by each Guarantor;
--------
              (c) the absence of any Potential Events of Default or Events of Default.

          5.  Representations and Warranties.  In order to induce Lenders to
              ------------------------------
enter into this Tenth Amendment, Borrower represents and warrants to Agent, Syndication Agent, and Lenders that the following statements are true, correct and complete as of the Effective Date of this Tenth Amendment:

              (a) Corporate Power and Authority.  Borrower has all requisite
                  -----------------------------
corporate power and authority to enter into this Tenth Amendment and to carry out the

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transactions contemplated by, and perform its obligations under, the Credit
Agreement as amended by this Tenth Amendment (the "Amended Agreement"). The
                                                   -----------------
Certificate of Incorporation and Bylaws of Borrower have not been amended since the copies previously delivered to Agent, Syndication Agent, and Lenders.

              (b) Authorization of Agreements.  The execution and delivery of
                  ---------------------------
this Tenth Amendment and the performance by Borrower of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Borrower.

              (c) No Conflict.  The execution and delivery by Borrower of this
                  -----------
Tenth Amendment do not and will not contravene (i) any law or any governmental rule or regulation applicable to Borrower, except to the extend not resulting in a Material Adverse Effect, (ii) the Certificate of Incorporation or Bylaws of Borrower, (iii) any order, judgment or decree of any court or other agency of government binding on Borrower, or (iv) any material agreement or instrument binding on Borrower, except to the extent not resulting in a Material Adverse Effect.

              (d) Governmental Consents.  The execution and delivery by Borrower
                  ---------------------
of this Tenth Amendment and the performance by Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body (except routine reports required pursuant to the Securities Exchange Act of 1934, as amended (as such act is applicable to any Loan Party), which reports will be made in the ordinary course of business).

              (e) Binding Obligation.  This Tenth Amendment and the Amended
                  ------------------
Agreement have been duly executed and delivered by Borrower and are the binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except in each case as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws and equitable principles relating to or affecting creditors' rights.

              (f) Incorporation of Representations and Warranties From Credit
                  -----------------------------------------------------------
Agreement.  The representations and warranties contained in the Credit Agreement
---------
are correct in all material respects on and as of the Effective Date of this Tenth Amendment as though made on and as of such date, except (a) to the extent that a particular representation or warranty by its terms expressly applies only to an earlier date, or (b) to the extent that Borrower or any other Loan Party, as applicable, has previously advised Agent in writing as contemplated under the Credit Agreement.

              (g) Absence of Default.  No event has occurred and is continuing
                  ------------------
or will result from the consummation of the transactions contemplated by this Tenth Amendment that would constitute an Event of Default or a Potential Event of Default.

          6.  Release.
              -------

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          (a) Each Loan Party acknowledges that Agent, Syndication Agent, and
Lenders would not enter into this Tenth Amendment without the Loan Parties' assurance that each Loan Party has no claims against Agent, Syndication Agent, or Lenders, or any of such parties' shareholders, officers, directors, employees, agents, or attorneys arising out of or related to the Loan Documents or any other agreement between any Loan Party and any Lender. Except for the obligations arising hereafter under the Amended Agreement, each Loan Party, for itself and on behalf of its successors, assigns, and present and future shareholders, officers, directors, employees, agents, and attorneys, hereby remises, releases and forever discharges each of Agent, Syndication Agent, and each Lender and their respective present and former shareholders, officers, directors, employees, agents, attorneys, successors and assigns from any and all claims, rights, actions, causes of action, suits, liabilities, defenses, damages and costs that both (a) exist or may exist as of the Effective Date and (b) arise from or are otherwise related to the Credit Agreement or the other Loan Documents, any transaction contemplated thereby, the administration of the Loans and other financial accommodations made thereunder, the collateral security given in connection therewith, or any related discussions or negotiations, in each case whether known or unknown, suspected or unsuspected. Each Loan Party waives the provisions of California Civil Code section 1542, which states:

     A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

          (b) The provisions, waivers and releases set forth in this section are binding upon each Loan Party and each Loan Party's shareholders, agents, employees, assigns and successors in interest. The provisions, waivers and releases of this section shall inure to the benefit of each Lender, Agent, Syndication Agent, and each such party's shareholders, agents, employees, officers, directors, assigns and successors in interest as parties to the Credit Agreement.

          (c) The provisions of this section shall survive payment in full of the obligations, full performance of all the terms of this Tenth Amendment and the Loan Documents, or Agent's or any Lender's actions to exercise any remedy available under the Loan Documents or otherwise.

          (d) Each Loan Party warrants and represents that each such Loan Party is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and each such Loan Party has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any Person any such claim or any portion thereof. Each Loan Party shall indemnify and hold harmless each Lender, Agent, and Syndication Agent, from and against any claim, demand, damage, debt, liability (including payment of reasonable attorneys' fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any assignment or transfer.

      7.  Entire Agreement.  This Tenth Amendment, together with the Credit
          ----------------
Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Tenth Amendment supersedes all prior and

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contemporaneous oral and written agreements and discussions with respect to the subject matter hereof.

      8.  Miscellaneous.
          -------------

          (a) Counterparts.  This Tenth Amendment may be executed in identical
              ------------
counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page to this Tenth Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

          (b) Headings.  Section headings used herein are for convenience of
              --------
reference only, are not part of this Tenth Amendment, and are not to be taken into consideration in interpreting this Tenth Amendment.

          (c) Recitals.  The recitals set forth at the beginning of this Tenth
              --------
Amendment are true and correct, and such recitals are incorporated into and are a part of this Tenth Amendment.

          (d) Governing Law.  THIS TENTH AMENDMENT SHALL BE GOVERNED BY, AND
              -------------
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS.

          (e) Effect.  Upon the effectiveness of this Tenth Amendment, from and
              ------
after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the other Loan Documents to the Credit Agreement, "thereunder," "thereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

          (f) No Novation.  Except as expressly provided in this Tenth
              -----------
Amendment, the execution, delivery, and effectiveness of this Tenth Amendment shall not (i) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, (ii) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents, or (iii) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

          (g) Conflict of Terms.  In the event of any inconsistency between the
              -----------------
provisions of this Tenth Amendment and any provision of the Credit Agreement, the terms and provisions of this Tenth Amendment shall govern and control.

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          IN WITNESS WHEREOF, this Tenth Amendment to Credit Agreement has been duly executed as of the date first written above.

                              P-COM, INC., as Borrower


                              By: /s/ Robert E. Collins
                                 -------------------------------------
                              Name:  Robert E. Collins
                                   -----------------------------------
                              Title:  VP & CFO
                                    ----------------------------------

                              UNION BANK OF CALIFORNIA, N.A.,
                              as Agent, Issuing Bank and a Lender


                              By: /s/ David Jackson
                                 -------------------------------------
                              Name: David Jackson
                                   -----------------------------------
                              Title: Vice President
                                    ----------------------------------


                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as Syndication Agent and a Lender

                              By: /s/ M. Duncan McDuffle
                                 -------------------------------------
                              Name: M. Duncan McDuffle
                                   -----------------------------------
                              Title: Managing Director
                                    ----------------------------------

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                               GUARANTOR CONSENTS

          Each of the undersigned hereby (i) ratifies and reaffirms, as of the date hereof, all of the provisions of that certain Subsidiary Guaranty in favor of Agent dated as of May 15, 1998 (the "Guaranty"), (ii) acknowledges receipt of
                                        --------
a copy of the Tenth Amendment to Credit Agreement effective as of December 16, 1999 (the "Tenth Amendment"), (iii) consents to all of the provisions of the
           ---------------
Tenth Amendment, and (iv) acknowledges and agrees that nothing contained in the Tenth Amendment in any way affects the validity and enforceability of the Guaranty.


Effective as of December 16, 1999    CONTROL RESOURCES CORPORATION

                                     By:  /s/ George Roberts
                                        -------------------------------------
                                     Name: George Roberts
                                          -----------------------------------
                                     Title:
                                           ----------------------------------

Effective as of December 16, 1999    P-COM NETWORK SERVICES, INC.

                                     By: /s/ George Roberts
                                        -------------------------------------
                                     Name: George Roberts
                                          -----------------------------------
                                     Title:
                                           ----------------------------------

Effective as of December 16, 1999    P-COM FINANCE CORPORATION

                                     By: /s/ George Roberts
                                        -------------------------------------
                                     Name: George Roberts
                                          -----------------------------------
                                     Title:
                                           ----------------------------------


Effective as of December 16, 1999    P-COM UNITED KINGDOM, INC.

                                     By: /s/ George Roberts
                                        -------------------------------------
                                     Name: George Roberts
                                          -----------------------------------
                                     Title:
                                           ----------------------------------


Effective as of December 16, 1999    TELEMATICS, INC.

                                     By: /s/ George Roberts
                                        -------------------------------------
                                     Name: George Roberts
                                          -----------------------------------
                                     Title:
                                           ----------------------------------